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                                                                    EXHIBIT 99.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-78323, 33-9082, 33-26468, 33-33701 and 333-19007)
and Form S-3 (No. 333-15675) of Hughes Supply, Inc. of our report dated March 14, 1996, except as to the pooling of interests with Electric Laboratories and Sales Corporation and ELASCO Agency Sales, Inc., which is as of April 26, 1996, Panhandle Pipe and Supply Co., Inc., which is as of December 11, 1996, Sunbelt Supply Co., which is as of December 30, 1996 and Metals, Incorporated, Stainless Tubular Products, Inc. and Metals, Inc. -- Gulf Coast Division, which is as of January 24, 1997, appearing in this current report on Form 8-K.

Price Waterhouse LLP
February 12, 1997